Exhibit 10.9

Despacho do Secretário para os Transportes e Obras Públicas n.º 37/2013	Order of the Secretary for Transport and Public Works no. 37/2013

Usando da faculdade conferida pelo artigo 64.º da Lei Básica da Região Administrativa Especial de Macau e nos termos do artigo 153.º e seguintes da Lei n.º 6/80/M, de 5 de Julho, o Secretário para os Transportes e Obras Públicas manda:	Using the power granted by Article 64 of the Basic Law of the Macau Special Administrative Region and in accordance with Article 153 and the following articles of Law no. 6/80/M, of 5 July, the Secretary for Transport and Public Works orders:

1. É autorizada a transmissão onerosa a favor da «Cotai Strip Lote 2 Apart Hotel (Macau), S.A.», dos direitos resultantes da concessão, por arrendamento, da fracção autónoma designada por «D R/C» do lote II do terreno com a área global de 405 658 m2, situado na zona de aterro entre as ilhas da Taipa e de Coloane, a Poente da Estrada do Istmo e a Sul da Estrada da Baía de Nossa Senhora da Esperança, descrito na Conservatória do Registo Predial sob os n.os 23 223, 23 224 e 23 225, titulada e revista pelos Despachos do Secretário para os Transportes e Obras Públicas n.º 27/2007 e n.º 31/2008.	1. It is authorized the onerous transfer to “Cotai Strip Lot 2 Apart Hotel (Macau), Limited” of the rights arising from the concession, by lease, of the strata title unit designated by “D R/C” located in lot II of land with the total area of 405 658 m2, located on the land fill between the islands of Taipa and Coloane, to the west of Estrada do Istmo and south of Estrada da Baía de Nossa Senhora da Esperança, registered in the Property Registry under no.s 23 223, 23 224 and 23 225, titled and revised by the Orders of the Secretary for Transport and Public Works no. 27/2007 and no. 31/2008.

2. O presente despacho entra imediatamente em vigor.	2. This order is effective immediately.

31 de Maio de 2013.	May 31, 2013.

O Secretário para os Transportes e Obras Públicas, Lau Si Io.	The Secretary for Transport and Public Works, Lau Si Io.

ANEXO	SCHEDULE

(Processo n.º 6 412.04 da Direcção dos Serviços de Solos, Obras Públicas e Transportes e Processo n.º 30/2012 da Comissão de Terras)	(File no. 6 412.04 of the Lands, Public Works and Transport Bureau and File no. 30/2012 of the Lands Commission)

Contrato acordado entre:	Contract agreed between:

A Região Administrativa Especial de Macau, como primeiro outorgante;	Macau Special Administrative Region, as first party;

A «Cotai Strip Lote 2 Apart Hotel (Macau), S.A.», como segundo outorgante; e	“Cotai Strip Lot 2 Apart Hotel (Macau) Limited” as second party; and

A Venetian Cotai, S.A., como terceiro outorgante.	Venetian Cotai Limited, as third party.

Considerando que:	Whereas:

1. Pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 27/2007, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 16, II Série, de 18 de Abril de 2007, foi titulado o contrato de concessão, por arrendamento, a favor da sociedade «Venetian Cotai, S.A.», do terreno com a área global de 405 658 m2, composto de três lotes, denominados lote I, lote II e lote III, com a área de, respectivamente, 292,315 m2, 52,864 m2 e 60,479 m2, situado na zona de aterro entre as ilhas da Taipa e de Coloane adiante designada por COTAI, a Poente da Estrada do Istmo e a Sul da Estrada da Baía de Nossa Senhora da Esperança, descritos na Conservatória do Registo Predial, adiante designada por CRP, sob os n.os 23 225, 23 223 e 23 224, e inscritos a seu favor sob o n.º 31 681F, para ser aproveitado com a construção de um complexo de casino, hotéis, hotéis-apartamentos e de centros de exposições, de convenções e de congressos, em regime de propriedade horizontal.	1. By Order of the Secretary for Transport and Public Works no. 27/2007, published in Official Gazette of the Macau Special Administrative Region no. 16, Series II, on 18 April 2007, it was granted the concession contract by lease to “Venetian Cotai Limited” of the land with the total area of 405 658 m2, composed of three lots, designated as lot I, lot II and lot III, with an area of, respectively, 292 315 m2, 52 864 m2 and 60 479 m2, located on the land fill between the islands of Taipa and Coloane, hereinafter designated as COTAI, to the west of Estrada do Istmo and south of Estrada da Baía de Nossa Senhora da Esperança, registered in the Property Registry under no.s 23 225, 23 223 and 23 224, and recorded in its favor under no. 31 681F, to be developed with the construction of a complex of casino, hotels, apartment hotels and exhibition, convention and congress centers in strata title regime.

2. Posteriormente, o referido contrato foi revisto pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 31/2008, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 44, II Série, de 29 de Outubro de 2008. De acordo com o contrato de revisão titulado por este despacho as áreas dos lotes I e II foram alteradas para 291 479 m2 e 53 700 m2, mantendo-se o lote III com a área de 60 479 m2, e foi introduzida a finalidade comercial no lote II.	2. Subsequently, the said contract was amended by Order of the Secretary for Transport and Public Works no. 31/2008, published in Official Gazette of the Macau Special Administrative Region no. 44, Series II, on 29 October 2008. According to the said amendment contract the areas of lots I and II were changed to 291 479 m2 and 53 700 m2, whilst lot III kept an area of 60 479 m2, and it was added the commercial purpose to lot II.

3. Em 9 de Março de 2010, através de requerimento dirigido ao Chefe do Executivo, a concessionária veio solicitar a transmissão dos direitos resultantes da concessão, por arrendamento, da fracção autónoma designada por «D R/C», destinada a hotel-apartamento de 4 estrelas, construída no lote II, a favor da sociedade «Cotai Strip Lote 2 Apart Hotel (Macau), S.A.», sociedade subsidiária da requerente, com sede na ilha da Taipa, na Estrada da Baía de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, registada na Conservatória dos Registos Comercial e de Bens Móveis, sob o n.º 32 172 (SO).	3. On March 9, 2010, the concessionaire submitted an application to the Chief Executive requesting the transfer of the rights arising from the concession by lease of the strata title unit designated “D R/C”, intended for the development of a 4-stars’ hotel-apartment, built in lot II, to “Cotai Strip Lot 2 Apart Hotel (Macau) Limited”, a subsidiary of the applicant, with registered address in the Taipa island, at Estrada da Baía de Nossa Senhora da Esperança, The Venetian Macao Resort Hotel, Executive Offices – L2, registered at the Commercial and Movable Assets Registry under no. 32 172 (SO).

4. A requerente alega que subjacente ao pedido não está qualquer fim especulativo uma vez que continua a deter a maioria do capital social da sociedade transmissária, mas sim a realização do investimento através de um modelo cooperativo.	4. The applicant claims that the application does not have any underlying speculative purpose as it will continue to hold the majority of shares of the purchaser, but has the purpose of investment through a cooperative model.

5. No âmbito da instrução do procedimento foram obtidos os pareceres da Direcção de Inspecção e Coordenação de Jogos e da Direcção dos Serviços de Turismo e introduzidas várias alterações na minuta de contrato, de forma a assegurar que a fracção autónoma possa desempenhar a sua função durante o prazo da concessão e evitar que a mesma venha a tornar-se objecto de comercialização no mercado de imóveis, bem como garantir que a exploração do estabelecimento hoteleiro observe as disposições do Decreto-Lei n.º 16/96/M, de 1 de Abril.	5. During the administrative procedure, the opinions of the Gaming Inspection and Coordination Bureau and of the Tourism Office were seek and several modifications were made in the draft of contract to ensure that the strata title unit will operate in accordance with its purpose throughout the term of the concession and avoid its commercialization in the property market, as well as to ensure that the operation of the property complies with the provisions of Decree-Law no. 16/96/M, dated 1 April.

6. A minuta do contrato de transmissão dos direitos da concessão mereceu a concordância da sociedade transmitente e da sociedade transmissária, expressa em declaração apresentada em 16 de Maio de 2012.	6. The draft of the contract for the transmission of the rights arising from the concession was accepted by the seller and purchaser, expressed in a declaration submitted on May 16, 2012.

7. O procedimento seguiu a sua tramitação normal, tendo o processo sido enviado à Comissão de Terras que, reunida em 7 de Junho de 2012, emitiu parecer favorável ao deferimento do pedido, o qual foi homologado por despacho do Chefe do Executivo, de 22 de Maio de 2013.	7. The procedure followed its normal course and was sent to the Lands Commission which, after meeting on June 7, 2012, issued a favorable opinion to the approval of the application, which was homologated by the Chief Executive on May 22 , 2013.

8. Nos termos e para os efeitos previstos no artigo 125.º da Lei n.º 6/80/M, de 5 de Julho, as condições do contrato titulado pelo presente despacho foram notificadas à sociedade transmitente e transmissária e por estas expressamente aceites, conforme declaração apresentada em 28 de Maio de 2013, assinada por Edward Matthew Tracy, com domicílio profissional em Macau, na Estrada da Baía de Nossa Senhora da Esperança, The Venetian Resort Hotel, Executive Offices – L2, Taipa, na qualidade de administrador e em representação da sociedade «Venetian Cotai, S.A.» e da sociedade «Cotai Strip Lote 2 Apart Hotel (Macau), S.A.», qualidade e poderes que foram verificados pelo notário privado Diamantino de Oliveira Ferreira, conforme reconhecimento exarado naquela declaração.	8. Pursuant to Article 125 of Law no. 6/80/M, dated 5 July, the conditions of the contract stipulated in this Order have been notified to the seller and purchaser and they expressly accepted them in accordance with a declaration submitted on May 28, 2013, signed by Edward Matthew Tracy, with professional domicile in Estrada da Baía de Nossa Senhora da Esperança, The Venetian Resort Hotel, Executive Offices – L2, Taipa, as director and on behalf of “Venetian Cotai Limited” and “Cotai Strip Lot 2 Apart Hotel (Macau) Limited”, capacity and powers that have been verified by the private notary Diamantino de Oliveira Ferreira, in accordance with the certification made in the said declaration.

Artigo primeiro — Objecto do contrato

Pelo presente contrato o terceiro outorgante, com autorização do primeiro outorgante, e pelo preço de $ 89 000 000,00 (oitenta e nove milhões de patacas), transmite ao segundo outorgante, que aceita, os direitos resultantes da concessão, por arrendamento, da fracção «D R/C», com a área bruta de construção de 101 028 m2 (cento e um mil e vinte e oito metros quadrados) da finalidade hotel-apartamento de 4 estrelas, situada no lote II do terreno com a área global de 405 658 m2 (quatrocentos e cinco mil, seiscentos e cinquenta e oito metros quadrados), situado na zona do COTAI, a Poente da Estrada do Istmo e a Sul da Estrada da Baía de Nossa Senhora da Esperança, descrito na CRP com os n.os 23 223, 23 224 e 23 225, cujo contrato de concessão é titulado pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 27/2007, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 16, II Série, de 18 de Abril de 2007, e revisto pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 31/2008, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 44, II Série, de 29 de Outubro de 2008. A exploração do estabelecimento hoteleiro a instalar na referida fracção autónoma rege-se pelo Decreto-Lei n.º 16/96/M, de 1 de Abril.

Clause 1 — Object of the contract

Through this Contract, the third party, with the authorization of the first party, transfers to the second party, at the price of $89,000,000.00 (eighty nine million patacas), the rights derived from the concession by lease of the unit “D R/C”, and the second party accepts the transfer. The gross floor construction area of the unit is 101 028 m2 (one hundred and one thousand and twenty eight square meters), to for a “4-stars apart-hotel”, located in Lot II of a piece of land with the total area of 405 658 m2 (four hundred and five thousand and six hundred and fifty eight square meters), located on the COTAI, to the west of Estrada do Istmo and south of Estrada da Baía de Nossa Senhora da Esperança, registered in the Property Registry under no.s 23 225, 23 223 and 23 224, the concession of which land was granted by the Order of the Secretary for Transport and Public Works no. 27/2007, published in the Official Gazette no. 16, Series II, on 18 April 2007, amended by Order of the Secretary for Transport and Public Works no. 31/2008, published in the Official Gazette no. 44, Series II, on 29 October 2008. The operation of the hotel premises located in the above independent unit shall be regulated by Decree-law no. 16/96/M, dated April 1.

Artigo segundo — Obrigações

1. O segundo outorgante, relativamente à fracção autónoma «hotel-apartamento de 4 estrelas do lote II», assume todas as obrigações resultantes do contrato de concessão, por arrendamento, designadamente as previstas no n.º 1 da cláusula décima terceira do contrato titulado pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 27/2007, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 16, II Série, de 18 de Abril de 2007, revisto pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 31/2008, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 44, II Série, de 29 de Outubro de 2008.

Clause 2 — Obligations

1. The second party shall assume all the obligations derived from the concession contract by lease in relation to the independent unit for “4-stars apart-hotel of lot II”, including the obligations stipulated in paragraph 1 of Clause 13 of the contract titled by the Order of Secretary for Transport and Public Works no. 27/2007, published in the Official Gazette no. 16, Series II, on 18 April 2007, amended by Order of the Secretary for Transport and Public Works no. 31/2008, published in the Official Gazette no. 44, Series II, on 29 October 2008.

2. O segundo outorgante e o terceiro outorgante obrigam-se a prosseguir a finalidade «hotel-apartamento de 4 estrelas do lote II», de acordo com o estipulado na legislação aplicável, designadamente no Decreto-Lei n.º 16/96/M, de 1 de Abril, durante todo o prazo da concessão e de eventuais renovações.	2. The second party and third party have to maintain throughout the term of the concession and of its renewals, if any, the utilization purpose of the “4-stars apart-hotel of Lot II”, in accordance with the applicable law, in particular the Decree-law no. 16/96/M, dated 1 April.

3. Para prosseguir a finalidade «hotel-apartamento de 4 estrelas do lote II», evitando que o mesmo venha a tornar-se objecto de comercialização no mercado de imóveis, o segundo outorgante:	3. In order to maintain the utilization purpose of the “4-stars apart-hotel of Lot II”, thus avoiding that the apart-hotel becomes commercialized in the property market, the second party:

1) Sem a autorização prévia por escrito do primeiro outorgante, não pode vender nem transmitir, a qualquer título, qualquer acção preferencial com direito a uso de unidades de alojamento do hotel-apartamento;	1) shall not, at any title, sell or transfer any preferential share which entitles the holder thereof to use the accommodation units of the apart-hotel unless it receives prior written approval of first party;

2) Não pode vender ou transmitir, a qualquer título, a propriedade e/ou quaisquer outros direitos reais de unidades de alojamento do hotel-apartamento;	2) shall not, at any title, sell or transfer the ownership and/or any other real rights of the accommodation units of the apart-hotel;

3) Não pode vender ou transmitir, a qualquer título, os direitos resultantes da concessão da fracção «D R/C» que inclui o hotel-apartamento e as suas unidades de alojamento nela instalados;	3) shall not, at any title, sell or transfer the rights derived from the concession of the strata title unit “D R/C” which includes the apart-hotel and its accommodation units constructed therein;

4) Não pode organizar quaisquer actividades relativas à comercialização ou transmissão de unidades de alojamento do hotel-apartamento;	4) shall not organize any activities related with the commercialization or transfer of accommodation units in the apart-hotel;

5) Deve garantir que o estabelecimento hoteleiro esteja aberto ao público e, observando o estipulado na legislação aplicável, designadamente no Decreto-Lei n.º 16/96/M, de 1 de Abril, proporcione ao público alojamento.	5) must ensure that the hotel premises are open to the public and, complying with the applicable laws, including the Decree-law no. 16/96/M, dated 1 April, provides accommodations to the public;

4. A pedido do segundo outorgante e após ouvido o terceiro outorgante, o primeiro outorgante, só depois de ter sido garantida a manutenção da finalidade «hotel-apartamento de 4 estrelas do lote II», irá ponderar conceder ou não a autorização referida na alínea 1) do número anterior.	4. At the request of the second party and after consulting the opinion of third party, the first party will only consider whether to grant the approval mentioned in subparagraph 1) of the preceding paragraph, if it is ensured that the utilization purpose of the “4-stars apart-hotel inf Lot II” is maintained.

5. Durante o prazo da concessão, o segundo outorgante obriga-se a disponibilizar anualmente ao primeiro outorgante a lista nominal actualizada de todos os accionistas com ou sem direito ao uso das unidades de alojamento do «hotel-apartamento de 4 estrelas do lote II».	5. Throughout the term of the concession, the second party shall provide annually to the first party an updated nominal list of all the shareholders, including those with or without the right to use the accommodation units of the “4-stars apart-hotel in Lot II”.

6. Quaisquer alterações da sede social, dos estatutos e do número de acções da sociedade transmissária (segundo outorgante), detidas pelo terceiro outorgante, terão de ser aprovadas pelo primeiro outorgante.	6. Any changes to the company address, to the articles of association and to the number of shares of the second party, held by the third party, are subject to the approval of the first party.

7. Caso o segundo outorgante tenha obtido a autorização do primeiro outorgante para a venda ou transmissão de acções preferenciais com direito a uso de unidades de alojamento, deverá informar, por escrito, os investidores, aquando da venda ou transmissão de acções preferenciais com direito a uso de unidades de alojamento, que:	7. In case the second party obtains the approval of first party to sell or transfer preferential shares which entitle the holders to use accommodation units, it should notify the following in writing to the investors at the time of the sale or transfer:

1) A respectiva aquisição não confere o direito de propriedade nem quaisquer outros direitos reais sobre as respectivas unidades de alojamento;	(1) the acquisition of the relevant shares will not entitle them to the ownership or to any other rights with real nature over the relevant accommodation units;

2) Existem ou não quaisquer ónus sobre o direito resultante da concessão, por arrendamento, da fracção autónoma «hotel-apartamento de 4 estrelas do lote II», designadamente hipoteca.	(2) whether there are any charges over the rights derived from the concession by lease of the strata title unit for “4-stars apart-hotel in Lot II”, namely a mortgage.

Artigo terceiro — Multa 1. Ao segundo outorgante podem ser aplicadas as seguintes multas pelo:	Clause 3 — Fines 1. The following fines may be imposed on the second party in the following situations:

1) Incumprimento das obrigações previstas na alínea 1) do n.º 3 do artigo anterior: por cada acção vendida ou transmitida, multa no valor igual ao preço dessa acção;	1) Non-compliance with the obligation provided in subparagraph 1) of paragraph 3 of the preceding clause: for each share sold or transferred, the fine equals to the price of each share;

2) Incumprimento das obrigações previstas nas alĺneas 2) ou 3) do n.º 3 do artigo anterior: por cada acto de venda ou transmissão relativa a unidades de alojamento, multa no valor igual ao preço de unidade de alojamento respeitante a esse acto de venda ou transmissão;	2) Non-compliance with the obligations of subparagraph 2) or 3) of paragraph 3 of the preceding clause: for each act of sale or transfer of accommodation units, the fine equals to the price of the accommodation unit involved in the sale or transfer activity;

3) Incumprimento das obrigações previstas na alĺnea 4) do n.º 3 do artigo anterior: $500 000,00 (quinhentas mil patacas) por cada dia da realização de cada actividade;	3) Non-compliance with the obligation of subparagraph 4) of paragraph 3 of the preceding clause: For each day of each activity, a fine of $500 000.00 shall be levied;

4) Incumprimento das obrigações previstas na alĺnea 5) do n.º 3 do artigo anterior: $100 000,00 (cem mil patacas) por cada infracção, sem prejuĺzo da aplicação de penalidades previstas na legislação aplicável;	4) Non-compliance with the obligation of subparagraph 5) of paragraph 3 of the preceding clause: for each violation, a fine of $100 000.00 shall be levied, without limiting the penalties of the applicable laws;

5) Incumprimento das obrigações previstas nos n.os 5, 6 ou 7 do artigo anterior: $50 000,00 (cinquenta mil patacas) por cada infracção;	5) Non-compliance with the obligations of the paragraph 5, 6, 7 of the preceding clause: for each violation, a fine of $50 000.00 shall be levied;

6) Incumprimento das condições a estabelecer na eventual autorização para a venda ou transmissão de acções preferenciais com direito a uso de unidades de alojamento: por cada acção vendida ou transmitida, multa no valor igual ao preço dessa acção.	6) Non-compliance with the conditions laid down in the approval, if any, to sell or transfer the preferential shares with the entitlement to use the accommodation units in the apart-hotel: for each share sold or transferred, the fine equals to the price of the share.

2. O terceiro outorgante responde solidariamente pelo pagamento da multa aplicada ao segundo outorgante nos termos do número anterior.	2. The third party is jointly liable for the payment of the fines imposed on the second party pursuant to the above paragraph.

Artigo quarto — Rescisão	Clause 4 — Rescission

1. O presente contrato e a concessão da fracção «D R/C» podem ser rescindidos pelo primeiro outorgante designadamente nas seguintes situações:	1. The first party can rescind this contract and the concession of the strata title unit “D R/C” namely in the following situations:

1) Incumprimento das obrigações estabelecidas nos n.os 1 ou 2 do artigo segundo;	1) Non-compliance with the obligations of paragraphs 1 or 2 of Clause 2;

2) Incumprimento de qualquer das obrigações estabelecidas nos n.os 3 ou 5 a 7 do artigo segundo, sem prejuízo da aplicação de multa prevista no artigo anterior;	2) Non-compliance with any one of the obligations of paragraphs 3 or 5 to 7 of Clause 2, without limiting the fines imposed pursuant to the preceding clause;

3) Incumprimento das condições a estabelecer na eventual autorização para a venda ou transmissão de acções preferenciais com direito a uso de unidades de alojamento, sem prejuízo da aplicação de multa prevista no artigo anterior;	3) Non-compliance with the conditions laid down in the approval, if any, to sell or transfer the preferential shares with the entitlement to use the accommodation units of the apart-hotel, without prejudice to the fines imposed pursuant to the preceding clause;

4) Quando se verifique qualquer dos factos previstos no n.º 1 da cláusula décima sexta do contrato de concessão do terreno titulado pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 27/2007, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 16, II Série, de 18 de Abril de 2007, e revisto pelo Despacho do Secretário para os Transportes e Obras Públicas n.º 31/2008, publicado no Boletim Oficial da Região Administrativa Especial de Macau n.º 44, II Série, de 29 de Outubro de 2008;	4) In the occurrence of any of the facts provided in paragraph 1 of Clause 16 of the land concession contract titled by the Order of Secretary for Transport and Public Works no. 27/2007, published in the Official Gazette no. 16, Series II, on 18 April 2007, amended by Order of the Secretary for Transport and Public Works no. 31/2008, published in the Official Gazette no. 44, Series II, on 29 October 2008;

5) Se for declarada a falência do segundo outorgante.	5) If the second party is declared bankrupt.

2. A rescisão do contrato e da concessão da fracção «D R/C» é declarada por despacho do Chefe do Executivo, a publicar no Boletim Oficial da Região Administrativa Especial de Macau e determina a reversão da fracção «D R/C», correspondente ao «hotel apartamento de 4 estrelas do lote II», a favor do primeiro outorgante.	2. The rescission of the contract and of the concession of the strata title unit “D R/C” shall be declared by Order of the Chief Executive, which shall be published in Official Gazette of the Macau Special Administrative Region and shall determine the reversion of the strata title unit “D R/C” corresponding to the “4-stars apart-hotel in lot II” to the first party.

3. A rescisão do contrato e da concessão da fracção «D R/C» não isenta o segundo outorgante e o terceiro outorgante do pagamento de multa aplicada no âmbito do presente contrato.	3. The rescission of the contract and of the concession of the strata title unit “D R/C” does not waive the fines levied to the second party and to the third party pursuant to this Contract.

Artigo quinto — Foro competente	Clause 5 — Jurisdiction

Para efeitos de resolução de qualquer litígio emergente do presente contrato, o foro competente é o da Região Administrativa Especial de Macau.	For the purposes of resolving any disputes arising from this contract, the competent forum is that of the Macau Special Administrative Region are competent.

Artigo sexto — Legislação aplicável	Clause 6 — Applicable Law

O presente contrato rege-se, nos casos omissos, pela Lei n.º 6/80/M, de 5 de Julho, e demais legislação aplicável.	In case of anything unspecified, Law no. 6/80/M, dated 5 July, and other applicable laws shall apply.

Gabinete do Secretário para os Transportes e Obras Públicas, aos 31 de Maio de 2013. — A Chefe do Gabinete, substituta, Cheong Pui I.	Office of the Secretary for Transport and Public Works, on 31 May 2013. — The replacing Chief of the Office, Cheong Pui I.